MUTUAL FUND AND VARIABLE INSURANCE TRUST

Rational Dynamic Momentum VA Fund

Class A Shares

Institutional Shares

June 11, 2018

The information in this Supplement amends certain information contained in the Fund’s Prospectus and Statement of Additional Information, each dated May 1, 2018.

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The Board of Trustees of Mutual Fund and Variable Insurance Trust has concluded that it is in the best interests of the Fund and its shareholders that the Fund cease operations. The Board has determined to close the Fund and redeem all outstanding shares on or about August 15, 2018 (“Liquidation Date”), or earlier if all outstanding shares have been redeemed.

Effective immediately, the Fund will not accept any new investments and will no longer pursue its stated investment objective. The Fund will begin liquidating its portfolio and may invest in cash equivalents until all shares have been redeemed. Any required distributions will be made as soon as practicable and reinvested in additional shares, unless you have previously requested payment in cash. Shares of the Fund are otherwise not available for purchase.

Prior to August 15, 2018, you may transfer your shares, in accordance with procedures established by the insurance companies in connection with your variable annuity and/or flexible premium variable life insurance contracts. Please refer to the “Tax Information” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation as well as the prospectus of your insurance company agreement for a discussion of the tax status of your insurance contract.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED, TRANSFERRED OR EXCHANGED THEIR SHARES OF THE FUND PRIOR TO AUGUST 15, 2018 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE INSURANCE COMPANY ASSOCIATED WITH YOUR ACCOUNT. If you have questions or need assistance, please contact the Fund at 1-800-253-0412.

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You should read this Supplement in conjunction with the Fund’s Prospectus, Summary Prospectus, and Statement of Additional Information, each dated May 1, 2018, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-800-253-0412 or by writing to 36 North New York Avenue, Huntington, NY 11743.

Please retain this Supplement for future reference.